UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 22, 2013

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 22, 2013, Frank A. Kissel, Chairman of Peapack-Gladstone Financial Corporation, (the “Corporation”) announced the appointment of Douglas L. Kennedy, CEO, as President of the Corporation and of Peapack-Gladstone Bank (the “Bank”), the Corporation’s bank subsidiary. Mr. Kennedy will continue in his role as CEO. Additionally, F. Duffield Meyercord was named Lead Director of the Corporation and the Bank. Mr. Meyercord has been a director since 1991.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release of the Corporation dated April 22, 2013 relating to Messrs. Kennedy’s and Meyercord’s appointments.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Title

99.1	Press release dated April 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: April 23, 2013	By:	/s/Jeffrey J. Carfora
		Name:	Jeffrey J. Carfora
		Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Title

99.1	Press release dated April 22, 2013